OPPENHEIMER ROCHESTER® NEW JERSEY MUNICIPAL FUND

Supplement dated March 27, 2017 to the

Statutory Prospectus dated November 28, 2016

This supplement amends the Statutory Prospectus of Oppenheimer Rochester New Jersey Municipal Fund (the “Fund”), and replaces entirely the Supplement to the Statutory Prospectus dated January 30, 2017.

Effective April 1, 2017:

1.	In the section titled “Fees and Expenses of the Fund,” the table titled “Annual Fund Operating Expenses” is deleted in its entirety and replaced with the following:

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)	Class A	Class B	Class C	Class Y
Management Fees	0.56%	0.56%	0.56%	0.56%
Distribution and/or Service (12b-1) Fees	0.25%	0.90%	0.90%	None
Other Expenses
Interest and Fees from Borrowings	0.06%	0.06%	0.06%	0.06%
Interest and Related Expenses from Inverse Floaters	0.04%	0.04%	0.04%	0.04%
Other Expenses	0.16%	0.18%	0.16%	0.15%
Total Other Expenses	0.26%	0.28%	0.26%	0.25%
Total Annual Fund Operating Expenses	1.07%	1.74%	1.72%	0.81%

1. Expenses have been restated to reflect a change in the Class A Distribution and/or Service (12b-1) Fee.

2.	In the section titled “Fees and Expenses of the Fund,” the table that appears in the sub-section titled “Example,” is deleted in its entirety and replaced with the following:

If shares are redeemed					If shares are not redeemed
	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
Class A	$579	$801	$1,040	$1,725	$579	$801	$1,040	$1,725
Class B	$678	$853	$1,152	$1,725	$178	$553	$952	$1,725
Class C	$276	$546	$941	$2,047	$176	$546	$941	$2,047
Class Y	$83	$260	$451	$1,006	$83	$260	$451	$1,006

3.	In the section titled “How the Fund is Managed,” under the sub-section titled “Advisory Fees,” the second paragraph is deleted in its entirety and replaced with the following:

The Total Annual Fund Operating Expenses shown in the Annual Fund Operating Expenses table earlier in this prospectus include certain interest and related expenses from the Fund’s investment in inverse floaters. Under accounting rules, the Fund recognized additional income in an amount that offsets those expenses. Therefore, the Fund’s total expenses and net asset values were not affected. If the interest and related expenses from the Fund’s investment in inverse floaters were excluded the expense ratios for the Fund would be 1.03% for Class A, 1.70% for Class B, 1.68% for Class C and 0.77% for Class Y.

4.	In the section titled “About Your Account,” under the section titled “Reduced Class A Sales Charges,” the last paragraph under the sub-section titled “Class A Contingent Deferred Sales Charge” is deleted in its entirety and replaced with the following:

The Distributor pays concessions from its own resources equal to 0.50% of Class A purchases of $1 million or more (other than purchases by certain group omnibus retirement plans) plus advances the service fee for those purchases. The concession will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge and concession.

5.	In the section titled “DISTRIBUTION AND SERVICE (12B-1) PLANS,” under the section titled “More About Your Account,” the sub-section titled “Service Plan for Class A Shares” is deleted in its entirety and replaced with the following:

Service Plan for Class A Shares. The Fund has adopted a service plan for Class A shares that reimburses the Distributor for a portion of the costs of maintaining accounts and providing services to Class A shareholders. Reimbursement is made periodically at an annual rate of up to 0.25% of the Class A shares daily net assets. The Distributor currently uses all of those fees to pay brokers, dealers, banks and other financial intermediaries for providing personal service and maintaining the accounts of their customers that hold Class A shares. For Class A purchases with no front-end sales charge imposed due to the qualifying breakpoint, the Distributor normally pays intermediaries the service fee in advance for the first year after shares are purchased and then pays that fee periodically. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Because the service fee is paid out of the Fund’s assets on an ongoing basis, over time it will increase the cost of your investment.

March 27, 2017 PS0395.030